SCUDDER
                                                                     INVESTMENTS



Scudder European Equity Fund

Class A, Institutional Class and Investment Class

Scudder High Income Plus Fund

Institutional Class and Investment Class

Scudder International Select Equity Fund

Class A, Institutional Class and Investment Class

Supplement to the funds' currently effective prospectuses

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The following information replaces similar disclosure regarding each fund's short-term redemption fee in the "Policies You Should Know About" section of each fund's prospectus:

The short-term redemption fee does not apply to:

o     shares acquired through reinvestment of dividends and other distributions;

o shares of the fund in an account which is closed by us because the account fails to meet minimum balance requirements; and

o shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.

The short-term redemption fee may apply to shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.



August 21, 2003